DERIVATIVES INSTRUMENTS	12 Months Ended
Dec. 31, 2014
DERIVATIVES INSTRUMENTS [Abstract]
DERIVATIVES INSTRUMENTS

NOTE 4:-       DERIVATIVE INSTRUMENTS

The Company enters into derivative instruments with financial institutions in order to reduce the risk that its cash flows and earnings will be adversely affected by foreign currency exchange rate fluctuations. The Company hedges the cash flows of employee portion payroll expenses denominated in NIS against the changes of the U.S. Dollar. These derivative instruments are designated as cash flows hedges and are carried out through forward and options contracts on the U.S. dollar/NIS rate.

Derivative instruments are recognized in the consolidated balance sheet as either assets or liabilities at fair value. (See Notes 6 and 10.) The Company initially records changes in the fair value related to the effective portion (i.e., gains or losses) of the derivative instruments to Accumulated Other Comprehensive Income ("AOCI") and subsequently reclassifies those gains or losses to the applicable expense in the statement of operations when the hedged transactions are recorded.

As of December 31, 2014, the Company had outstanding forward and options contracts with a notional amount of $17,200.

At December 31, 2014, the fair value of the Company's cash flow hedges effect was an unrealized loss of $757. Such amount is expected to be reclassified from AOCI to the statements of comprehensive income (loss) within the next 13 months (See also Note 2w.)

The Company measured the fair value of the forward and options contracts in accordance with ASC No. 820 at level 2.